STEM, INC. ANNOUNCES PROPOSED $175 MILLION
GREEN CONVERTIBLE SENIOR NOTES OFFERING
SAN FRANCISCO–(BUSINESS WIRE)–March 29, 2023–Stem, Inc. ("Stem") (NYSE: STEM) announced today its intention to offer, subject to market conditions and other factors, $175 million aggregate principal amount of green Convertible Senior Notes due 2030 (the "Notes") in a private offering (the "Offering") to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"). In connection with the Offering, Stem expects to grant the initial purchasers of the Notes an option to purchase, for settlement within a 13-day period from, and including, the date when the Notes are first issued, up to an additional $35 million aggregate principal amount of the Notes on the same terms and conditions.
When issued, the Notes will be senior, unsecured obligations of Stem. The Notes will accrue interest payable semi-annually in arrears and will mature on April 1, 2030, unless earlier repurchased, redeemed or converted in accordance with their terms prior to such date. The Notes will be convertible upon the satisfaction of specified conditions into cash, shares of common stock of Stem or a combination thereof, with the form of consideration to be determined at Stem's election. The Notes will be redeemable, in whole or in part, for cash at Stem's option at any time, and from time to time, on or after April 5, 2027 and before the 45th scheduled trading day immediately before the maturity date, but only if the last reported sale price per share of Stem's common stock exceeds 130% of the conversion price for a specified period of time. The redemption price will be equal to the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to, but excluding, the redemption date. The interest rate, initial conversion rate and other terms of the Notes will be determined at the pricing of the Offering.
In connection with the pricing of the Notes, Stem expects to enter into privately negotiated capped call transactions with one or more of the initial purchasers or their affiliates and/or other financial institutions (the “option counterparties”). The capped call transactions are expected generally to reduce potential dilution to Stem’s common stock upon any conversion of the Notes and/or offset any potential cash payments Stem is required to make in excess of the principal amount of converted Notes, as the case may be, with such reduction and/or offset subject to a cap. If the initial purchasers exercise their option to purchase additional Notes, Stem expects to enter into additional capped call transactions with the option counterparties. In connection with establishing their initial hedges of the capped call transactions, Stem expects that the option counterparties or their respective affiliates will purchase shares of Stem’s common stock and/or enter into various derivative transactions with respect to Stem’s common stock concurrently with or shortly after the pricing of the Notes. This activity could increase (or reduce the size of any decrease in) the market price of Stem’s common stock or the Notes at that time.
In addition, the option counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to Stem’s common stock and/or purchasing or selling Stem’s common stock or selling Stem’s common stock or other securities in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so following any dates the Notes are converted, repurchase or redeemed, if Stem exercises its option to terminate the relevant portion of the capped call transactions). This activity could also cause or avoid an increase or decrease in the market price of Stem’s common stock or the Notes, which could affect noteholders’ ability to convert the Notes and, to the extent the activity occurs during any observation period related to a conversion of Notes, it could affect the number of shares and value of the consideration that noteholders receive upon conversion of the Notes.
Stem intends to use the net proceeds of the Offering (i) to purchase and surrender for cancellation a portion of Stem's 0.50% Green Convertible Senior Notes due 2028 (the "2028 Notes") in privately negotiated transactions concurrently with the pricing of the Offering; (ii) to fund the cost of entering into the capped call transactions described above; and (iii) for general corporate purposes. If the initial purchasers exercise their option to purchase additional Notes, then Stem intends to use a portion of the additional net proceeds to fund the cost of entering into additional capped call transactions as described above.
Stem intends to allocate an amount of funds equivalent to the net proceeds of the Offering towards financing or refinancing, in whole or in part, existing, new or ongoing Eligible Green Expenditures. "Eligible Green Expenditures" may include investments related to creating a more resilient clean energy system, optimized software capabilities for energy systems, and reducing waste through operations, including research, development, acquisitions, capital expenditures, and operational expenses in initiatives aligned with the Eligible Green Expenditures.
Stem expects that some purchasers of the Notes may seek to sell shares of Stem's common stock and/or enter into various derivative transactions to establish hedge positions with respect to the Notes. In addition, holders of the

2028 Notes that are repurchased in the concurrent repurchases described above may unwind or enter into various derivative transactions with respect to Stem's common stock and/or purchase shares of Stem's common stock in the open market to unwind any hedge positions they may have with respect to the 2028 Notes. Stem cannot predict the net effect of the transactions described above on the market price of Stem's common stock, the terms of the Notes (including the conversion rate and conversion price of the Notes) or the market price of the Notes.
The Notes will be offered only to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act. The offer and sale of the Notes and any shares of common stock of Stem issuable upon conversion of the Notes, if any, have not been, and will not be, registered under the Securities Act or the securities laws of any other jurisdiction, and unless so registered, the Notes and such shares, if any, may not be offered or sold in the United States except pursuant to an applicable exemption from such registration requirements.
This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of, the Notes (or any shares of common stock of Stem issuable upon conversion of the Notes) in any state or jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.
About Stem, Inc.
Stem, Inc. (NYSE: STEM) provides clean energy solutions and services designed to maximize the economic, environmental, and resiliency value of energy assets and portfolios. Stem's leading AI-driven enterprise software platform, Athena®, enables organizations to deploy and unlock value from clean energy assets at scale. Powerful applications, including AlsoEnergy's PowerTrack, simplify and optimize asset management and connect an ecosystem of owners, developers, assets, and markets. Stem also offers integrated partner solutions to help improve returns across energy projects, including storage, solar, and EV fleet charging.
Cautionary Statement Regarding Forward-looking Statements
This press release, as well as other statements we make, contain "forward-looking statements" within the meaning of the federal securities laws, which include any statements that are not historical facts. Such statements often contain words such as "expect," "may," "can," "believe," "predict," "plan," "potential," "projected," "projections," "forecast," "estimate," "intend," "anticipate," "ambition," "goal," "target," "think," "should," "could," "would," "will," "hope," "see," "likely," and other similar words. Forward-looking statements address matters that are, to varying degrees, uncertain, such as statements about the terms of the Offering, whether Stem will be able to satisfy the closing conditions to consummate the Offering and the anticipated use of proceeds of the Offering. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements, including changes as a result of market conditions and the risk that the Offering will not be consummated. These forward-looking statements are based upon assumptions and estimates that, while considered reasonable by Stem and its management, depend upon inherently uncertain factors and risks that may cause actual results to differ materially from current expectations, including the additional risks and uncertainties set forth in Stem's most recent Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC. If one or more of these or other risks or uncertainties materialize (or the consequences of any such development changes), or should our underlying assumptions prove incorrect, actual outcomes may vary materially from those reflected in our forward-looking statements. Statements in this press release are made as of the date hereof, and Stem disclaims any intention or obligation to update publicly or revise such statements, whether as a result of new information, future events or otherwise.
For more information:
Stem, Inc.
Ted Durbin, Stem
Marc Silverberg, ICR
IR@stem.com

Stem Contact
Suraya Akbarzad, Stem
press@stem.com